UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 6, 2020
PROS Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-33554	76-0168604
(Commission File Number)	(IRS Employer Identification No.)

3100 Main Street, Suite 900	Houston	TX		77002
(Address of Principal Executive Offices)				(Zip Code)

Registrant’s telephone number, including area code			(713)	335-5151

(Former Name or Former Address, if Changed Since Last Report)
 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock $0.001 par value per share	PRO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 6, 2020, the Board of Directors (the “Board”) of PROS Holdings, Inc. (the “Company”) elected Ms. Raja Hammoud to the Board as an independent director of the Company with immediate effect, to serve as a Class II director with an initial term expiring at the 2021 Annual Meeting. Ms. Hammoud was selected to fill the vacancy left by Mr. Les Rechan’s resignation from the Board to serve as Chief Operating Officer of the Company.

Ms. Hammoud will be entitled to the Company's standard compensation for non-employee directors, as described under ‘Director Compensation’ in the Company's definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission ("SEC") on March 17, 2020. In connection with her appointment, Ms. Hammoud will also enter into the Company's standard indemnification agreement for directors and officers, as set forth in Exhibit 10.24 to the Company’s Annual Report on Form 10-K filed with the SEC on February 15, 2017 and incorporated by reference herein.

There are no family relationships between Ms. Hammoud and any director, executive officer or person nominated by the Company to become a director or executive officer, there are no arrangements or understandings between Ms. Hammoud and any other persons pursuant to which Ms. Hammoud was selected as a director, and there are no transactions between Ms. Hammoud or any of her immediate family members, on the one hand, and the Company or any of its subsidiaries, on the other, that would be required to be reported under Item 404(a) of Regulation S-K.

Item 7.01    Regulation FD.

On June 8, 2020, the Company issued a press release announcing the election of Ms. Hammoud to the Board. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated by reference into this Item 7.01.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated June 8, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROS HOLDINGS, INC.
Date: June 8, 2020
/s/ Damian W. Olthoff
Damian W. Olthoff
General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press release dated June 8, 2020.